UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2022

SYNTHETIC BIOLOGICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-12584	13-3808303
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

9605 Medical Center Drive, Suite 270

Rockville, Maryland 20850

(Address of principal executive offices and zip code)

(301) 417-4364

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SYN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Synthetic Biologics, Inc. (the “Company”) will be making corporate presentations over the next several weeks, including at the B. Riley Securities’ 2022 Oncology Investor Conference on January 27-28, 2022. In connection with the presentations, the Company intends to discuss (i) the slide presentation attached as Exhibit 99.1 hereto (the “Investor Presentation”), (ii) the VCN Biosciences SL Poster titled “Systemic administration of the hyaluronidase-expressing oncolytic adenovirus VCN-01 in patients with advanced or metastatic pancreatic cancer: first-in-human clinical trial” that VCN Biosciences SL presented at the ESMO 2019 Congress held in Barcelona, Spain in September and October 2019 and which is attached as Exhibit 99.2 hereto (the “Poster”) and (iii) the VCN Biosciences SL VCN-01 retinoblastoma slides presented by VCN Biosciences SL at the 2021 International Oncolytic Virus Conference held in Arizona in November 2021 and which is attached as Exhibit 99.3 hereto (the “Retinoblastoma Presentation”).

The information in this Item 7.01 and in the Investor Presentation attached as Exhibit 99.1 hereto, the Poster attached as Exhibit 99.2 hereto and the Retinoblastoma Presentation attached as Exhibit 99.3 hereto to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01 and in the Investor Presentation attached as Exhibit 99.1 hereto, the Poster attached as Exhibit 99.2 hereto and the Retinoblastoma Presentation attached as Exhibit 99.3 to this Current Report on Form 8-K shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

The Investor Presentation attached as Exhibit 99.1 to this Current Report on Form 8-K includes “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements contained in the Investor Presentation or in the press release are “forward-looking” rather than historical.

The Company undertakes no duty or obligation to update or revise information included in this Current Report on Form 8-K or the exhibits hereto.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Synthetic Biologics, Inc. Investor Presentation dated January 2022
99.2	VCN Biosciences SL ESMO 2019 Congress Poster presentation titled “Systemic administration of the hyaluronidase-expressing oncolytic adenovirus VCN-01 in patients with advanced or metastatic pancreatic cancer: first-in-human clinical trial”
99.3	VCN Biosciences SL VCN-01 retinoblastoma slides presented at the 2021 International Oncolytic Virus Conference held in Arizona in November 2021
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 27, 2022	SYNTHETIC BIOLOGICS, INC.

	By:	/s/ Steven A. Shallcross
		Name:	Steven A. Shallcross
		Title:	Chief Executive Officer and Chief Financial Officer